UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          July 24, 2007
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated July 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: July 24, 2007	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed July 24, 2007

            This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace
and adverse actions of governmental and other
third-party payors.  Actual results could differ
materially from those suggested by these forward-
looking statements. Further information on
potential factors that could affect the Company’s
financial results is included in the Company’s Form
10-K for the year ended December 31, 2006, and
subsequent SEC filings.

LabCorp
8%
Other
Independent
Clinical Labs
33%
Physician Office
Labs 5%
Hospital Based
Labs 54%

LabCorp

The Clinical Laboratory Testing Market
> $40 - $50 billion Annually

Industry CAGR of 5% - 7%

Market segments:

Routine ~ $30 - $35
billion

Esoteric ~ $4 - $5 billion

Anatomic pathology ~ $6
- $10 billion

Growth opportunities:

Consolidation

Esoteric and anatomic
pathology testing

Hospital outpatient and
outreach

Source:    Company estimates, industry reports and 2006 revenue for LabCorp.

Industry Profile

Integral to quality healthcare

Screening for and early diagnosis of disease
leads to improved outcomes

Monitoring of treatment effectiveness and
disease recurrence

Correct therapy decisions based on known
genetic markers

Cost effectiveness

Cutting-edge technologies

Influences 70% - 80% of healthcare decisions

Rigorous quality standards

Profile of LabCorp

The leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers the broadest range of clinical and
anatomic pathology services to aid clinicians in
diagnosis, monitoring, prediction and prevention
of disease

Conducts > 300 million tests annually

Connectivity with physicians offices

90% of results delivered electronically

70% of tests ordered electronically

Profile of LabCorp

More than 25,000 employees nationwide

6,200 phlebotomists

2,600 couriers

700 MDs and PhDs

1,700 conveniently located patient service centers

Rigorously monitored, industry-leading quality and
service metrics

Highest quality, CAP inspected and CLIA certified
laboratories

Primary Testing Locations

Primary LabCorp Testing Locations

Corporate Headquarters

Burlington, NC

What is LabCorp?

Clinical Pathology

Medical

Testing

Services

Esoteric

Testing

Genomics

Anatomic Pathology

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Focus

Cancer diagnostics and monitoring

Advanced cardiovascular disease testing

Quality and service driven culture

Continuous enhancements in customer connectivity

First-time problem resolution

Advancement through acquisitions and licensing

Partner to control high cost leakage

Lab data enables better treatment and outcomes

Recognize value of lab services through appropriate
pricing

Revenue Growth Drivers

Managed Care

Partner of choice for major managed care organizations

Recognition of value from standardized lab data

Breadth of test menu, quality, convenience

Cancer diagnostics

Anatomic pathology - $6 - $10 billion fragmented market

Treatment decisions/monitoring

Recurrence testing

Cardiovascular disease

Lab testing is foundation for determining need for imaging, invasive procedures, pharmaceutical treatments

VAP, NMR, high-sensitivity CRP

EBITDA Margin Growth Drivers

Increased volumes through fixed-cost
infrastructure

Larger number of esoteric tests offered, more
esoteric tests ordered

Further operational efficiencies

Increase automation in pre-analytic processes

Logistics / route structure optimization

Supply chain management

Improvement in collections / bad debt

LabCorp’s Investment and
Performance Fundamentals

Industry-leading EBITDA margins

Significant free cash flow

Focus on returning value to shareholders

Strategic acquisitions

Organic growth opportunities

Share repurchase – additional $500 million
authorization announced 3/13/07

Flexibility for future growth opportunities

$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Revenue
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
Diluted EPS
$2,507.7
$2,939.4
$3,084.8
$3,327.6
$3,590.8
$1.69
$2.11
$2.45
$2.80
(1)
$3.41
(2)
2002
2003
2004
2005
2006
Revenue
EPS

LabCorp
Laboratory Corporation of America

Five-Year Revenue and EPS Trend

Revenue CAGR of 9%   -   Diluted EPS CAGR of 19%

(1)

(1)

Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-
recurring investment loss.

(2)

Excluding the $0.07 per diluted share impact in 2006 of restructuring and other special charges, and the
$0.10 per diluted share impact in 2006 of adoption of SFAS 123(R).

$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
Operating Cash Flow
$444.9
$564.3
(1)
$538.1
$574.2
$632.3
22.5%
24.2%
25.5%
25.4%
(2)
26.7%
(3)
27.5%
26.5%
25.5%
24.5%
23.5%
22.5%
21.5%
EBITDA Margin
2002
2003
2004
2005
2006
Operating Cash Flow
EBITDA Margin

LabCorp
Laboratory Corporation of America

Five-Year OCF and EBITDA Margin Trend

OCF CAGR of 9%   -   EBITDA Margin Growth of 420 bps

(1)

Includes approximately $50 million of benefit from one-time tax credits recorded in 2003.

(2)

Excluding the impact in 2005 of restructuring and other special charges and a non-recurring investment loss.

(3)

Excluding the impact in 2006 of restructuring and other special charges and of the adoption of SFAS 123(R).

Second Quarter Results
(in millions, except per share data)

6/30/2006

6/30/2007

+/(-)

Revenue

903.7

$

1,043.1

$

15.4%

EBITDA

(1)

247.1

$

279.6

$

13.1%

EBITDA Margin

27.3%

26.8%

(50)

bp

Diluted EPS

(2)

0.87

$

1.09

$

25.3%

(1)  Excludes restructuring and other special charges of $7.0 million recorded by the

Company in the second quarter of 2007.

(2)  Excludes the $0.04 per diluted share impact of the restructuring and other special charges recorded in the second quarter of 2007.

Six-Month Results
(in millions, except per share data)

6/30/2006

6/30/2007

+/(-)

Revenue

1,782.2

$

2,041.8

$

14.6%

EBITDA

(1)

470.9

$

540.1

$

14.7%

EBITDA Margin

26.4%

26.5%

10

bp

Diluted EPS

(2)

1.62

$

2.06

$

27.2%

(1)  Excludes restructuring and other special charges of $7.0 million recorded by the

Company in the second quarter of 2007.

(2)  Excludes the $0.03 per diluted share impact of the restructuring and other special charges recorded in the second quarter of 2007.

2007 Second Quarter
Financial Achievements

Diluted EPS of $1.09 (1)

EBITDA margin of 26.8% of net sales(2)

Operating cash flow of $153.1 million

Increased revenues 15.4% (14.2% volume; 1.2%
price)

Repurchased approximately $51.5 million of
LabCorp stock

(1)  Excludes the $0.04 per diluted share impact of the restructuring and other special charges recorded in the second quarter of 2007.

(2)  Based on EBITDA of $279.6 million, excluding the $7.0 million impact of restructuring and other special charges.

2007 First Half
Financial Achievements

Diluted EPS of $2.06 (1)

EBITDA margin of 26.5% of net sales (2)

Operating cash flow of $338.9 million

Increased revenues 14.6% (13.3% volume; 1.3%
price)

Repurchased approximately $409.5 million of
LabCorp stock

(1)  Excludes the $0.03 per diluted share impact of the restructuring and other special charges recorded in the second quarter of 2007.

(2)  Based on EBITDA of $540.1 million, excluding the $7.0 million impact of restructuring and other special charges.

Revenue by Payer – Q2-YTD-2007
(in millions)

Managed Care –

Fee-for-service

$860.7

42%

Client

$525.1

26%

Patient

$195.5

10%

Medicare &
Medicaid

$373.7

18%

Managed Care –

Capitated

$86.8

4%

Revenue by Business Area – Q2 YTD-2007
(in millions)

Core

$1,343.1

66%

Genomic

$314.3

15%

Other Esoteric

$220.3

11%

Histology

$164.1

8%

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$677
27%
$1,830
73%
$895
30%
$2,039
70%
$967
31%
$2,118
69%
$1,130
34%
$2,198
66%
$1,243
35%
$2,348
65%
2002
2003
2004
2005
2006
Core
Esoteric

LabCorp

Revenue Mix by Business Area
(in millions)

Revenue by Payer
(in millions, except PPA)

YTD Q2-2005

YTD Q2-2006

YTD Q2-2007

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

Client

465.1

$

28%

15.939

29.18

$

487.0

$

27%

16.645

29.26

$

525.1

$

26%

17.071

30.76

$

Patient

152.9

9%

1.178

129.80

$

169.7

10%

1.148

147.81

$

195.5

10%

1.226

159.44

$

Third Party

(Medicare/Medicaid)

373.2

23%

9.825

37.98

$

379.5

21%

9.405

40.35

$

373.7

18%

9.221

40.53

$

Managed Care:

- Capitated

68.6

4%

6.653

10.31

$

70.7

4%

6.701

10.55

$

86.8

4%

7.765

11.18

$

- Fee for service

592.6

36%

12.624

46.94

$

675.3

38%

13.768

49.05

$

860.7

42%

18.662

46.12

$

  Total Managed Care

661.2

40%

19.277

34.30

$

746.0

42%

20.469

36.44

$

947.5

46%

26.427

35.85

$

LabCorp Total

1,652.4

$

100%

46.219

35.75

$

1,782.2

$

100%

47.667

37.39

$

2,041.8

$

100%

53.945

37.85

$

Revenue Mix by Business Area
(in millions, except PPA)

YTD Q2-2005

YTD Q2-2006

YTD Q2-2007

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

All Genomic

252.1

$

15%

3.350

75.23

$

274.4

$

15%

3.543

77.45

$

314.3

$

15%

4.246

74.01

$

Other Esoteric

159.4

10%

3.892

40.97

190.8

11%

4.577

41.69

220.3

11%

5.396

40.83

Histology

134.5

8%

1.195

112.53

147.9

8%

1.195

123.79

164.1

8%

1.367

120.02

  All Genomic / Esoteric

546.0

33%

8.437

64.71

613.1

34%

9.315

65.83

698.7

34%

11.009

63.47

Core

1,106.4

67%

37.782

29.28

1,169.1

66%

38.352

30.48

1,343.1

66%

42.936

31.28

  LabCorp Total

1,652.4

$

100%

46.219

35.75

$

1,782.2

$

100%

47.667

37.39

$

2,041.8

$

100%

53.945

37.85

$

2007 Financial Guidance

Excluding the impact of any share repurchase activity after
June 30, 2007, and excluding restructuring and other special charges recorded in 2007, guidance for 2007 is as follows:

Net sales growth of approximately 13% to 14% compared to 2006

EBITDA margins of 26.4% to 26.9% of net sales

Diluted EPS in the range of $4.11 to $4.27

Operating cash flow of between $690 and $710 million, excluding any transition payments related to the Company’s agreement with
UnitedHealthcare

Capital expenditures of between $100 and $110 million, excluding any additional capital expenditures related to the Company’s agreement with UnitedHealthcare

Net interest expense of approximately $45 million

Bad debt rate of approximately 4.8% of net sales

Supplemental Financial Information

YTD

Q1 07

Q2 07

2007

Depreciation

26.3

$

26.1

$

52.4

$

Amortization

13.3

$

13.4

$

26.7

$

Capital expenditures

40.8

$

32.2

$

73.0

$

Cash flows from operations

185.8

$

153.1

$

338.9

$

Bad debt as a percentage of sales

4.83%

4.83%

4.83%

Effective interest rate on debt:

  Zero coupon-subordinated notes

2.00%

2.00%

2.00%

  5 1/2% Senior Notes (including effect of interest rate swap)

5.38%

5.38%

5.38%

  5 5/8% Senior Notes

5.75%

5.75%

5.75%

  Revolving credit facility (weighted average)

5.80%

5.80%

5.80%

Days sales outstanding

55

55

55

Laboratory Corporation of America

Other Financial Information

June 30, 2007

($ in million's)

1) EBITDA represents earnings before interest, income taxes, depreciation, amortization, and nonrecurring charges, and includes the Company's proportional share of the underlying EBITDA of the income from joint venture partnerships. The Company uses EBITDA extensively as an internal management performance measure and believes it is a useful, and commonly used measure of financial performance in addition to earnings before taxes and other profitability measurements under generally accepted accounting principles ("GAAP"). EBITDA is not a measure of financial performance under GAAP. It should not be considered as an alternative to earnings before income taxes (or any other performance measure under GAAP) as a measure of performance or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles earnings before income taxes, representing the most comparable measure under GAAP, to EBITDA for the three- and six-month periods ended June 30, 2007 and 2006:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2007	2006	2007	2006
Earnings before income taxes	$ 219.4	$ 195.9	$ 428.3	$ 368.0
Add (subtract):				
Interest expense	12.6	11.7	25.2	23.5
Investment income	(0.7)	(1.2)	(2.8)	(1.6)
Other (income) expense, net	0.5	1.2	0.9	1.8
Depreciation	26.1	25.6	52.5	50.9
Amortization	13.4	13.0	26.7	26.0
Restructuring and other special charges	7.0	-	7.0	-
Joint venture partnerships' depreciation and amortization	1.3	0.9	2.3	2.3
EBITDA	$ 279.6	$ 247.1	$ 540.1	$ 470.9

LabCorp Laboratory Corporation of America

Reconciliation of Non-GAAP Financial Measures
($ in millions)